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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2002

Variagenics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-31035	04-3182077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Hampshire Street
Cambridge, MA 02139-1548
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 588-5300

ITEM 5. OTHER EVENTS.

        On November 9, 2002, Hyseq, Inc., a Nevada corporation ("Hyseq"), and Variagenics, Inc. ("Variagenics"), a Delaware corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement"). The merger (the "Merger") is structured as a reverse triangular merger, pursuant to which a wholly-owned subsidiary of Hyseq will merge with and into Variagenics, with Variagenics as the surviving entity. At the effective time of the Merger (the "Effective Time"), each share of Variagenics common stock issued and outstanding immediately prior to the Effective Time shall be automatically converted into the right to receive 1.6451 shares of fully paid and nonassessable shares of Hyseq common stock ("Hyseq Common Stock"). Immediately after the Merger, the surviving entity will be merged with and into Hyseq, with Hyseq as the surviving entity.

        The directors and certain executive officers of Hyseq, who collectively have voting control over approximately 15.8% of the outstanding shares of Hyseq, have entered into Voting Agreements with Variagenics, pursuant to which each such person has agreed to vote the shares of Hyseq Common Stock beneficially owned by such person in favor of adoption of the Merger Agreement and against any competing transaction. Certain directors and executive officers of Variagenics, who collectively have voting control over approximately 15% of the outstanding shares of Variagenics, have entered into similar Voting Agreements with Hyseq.

        The Merger has been approved by the boards of directors of Hyseq and Variagenics. The Merger is intended to be a tax-free reorganization under the Internal Revenue Code. The transaction is subject to approval by the stockholders of each of Hyseq and Variagenics and other customary conditions.

        The description of the proposed Merger described in this report does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the form of Voting Agreement, which are filed as exhibits 2.1 and 99.1, respectively, to this report and incorporated herein by reference. There can be no assurance that the transactions contemplated by the Merger Agreement will be consummated.

        On November 11, 2002, Hyseq and Variagenics issued a joint press release announcing the Merger, which is attached hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits
2.1	Agreement and Plan of Merger, dated as of November 9, 2002, by and among Hyseq, Inc., Vertical Merger Corp. and Variagenics, Inc.
99.1	Form of Voting Agreement
99.2	Joint Press Release, dated November 11, 2002, announcing the execution of the Agreement and Plan of Merger by and between Variagenics, Inc. and Hyseq, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Variagenics, Inc. (Registrant)
Date: November 12, 2002	By:	/s/ RICHARD P. SHEA Richard P. Shea Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 9, 2002, by and among Hyseq, Inc., Vertical Merger Corp. and Variagenics, Inc.
99.1	Form of Voting Agreement.
99.2	Joint Press Release, dated November 11, 2002.

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX